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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): OCTOBER 28, 2003



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                                   VIVUS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NUMBER: 0-23490


            DELAWARE                                           94-3136179
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(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)



                          1172 CASTRO STREET
                          MOUNTAIN VIEW, CA                94040
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (650) 934-5200
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
              ----------------------------------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)


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
ITEM 5.  OTHER EVENTS.

         On October 28, 2003, the Company issued a press release announcing resolution of its arbitration claim against Janssen Pharmaceutica International with the American Arbitration Association related to payments owing to the Company under a previously terminated distribution agreement between the companies. The arbitration panel awarded the Company $4.0 million. The Company also revised its financial statements for the third quarter ended September 30, 2003 based on the resolution of the arbitration.






ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

 99.1 Press Release dated October 28, 2003 announcing resolution of its arbitration claim against Janssen Pharmaceutica International with the American Arbitration Association related to payments owing to the Company under a previously terminated distribution agreement between the companies and revised financial statements for the third quarter ended September 30, 2003 based on the resolution of the arbitration.






ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The Company revised its September 30, 2003 financial statements based on the resolution of its arbitration claim against Janssen Pharmaceutica International with the American Arbitration Association. A press release issued by the Company dated October 28, 2003 has been attached as Exhibit 99.1 hereto.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  October 28, 2003               VIVUS, Inc.



                                                /s/  Larry J. Strauss
                                      ------------------------------------------
                                                     Larry J. Strauss
                                      Vice President and Chief Financial Officer



                                                /s/  Leland F. Wilson
                                      ------------------------------------------
                                                     Leland F. Wilson
                                         President and Chief Executive Officer

                                   VIVUS, INC.

                              INDEX TO EXHIBITS The
                     following exhibits are filed herewith:






  EXHIBIT                         DESCRIPTION
  -------                         -----------

   99.1 Press Release dated October 28, 2003 announcing resolution of its arbitration claim against Janssen Pharmaceutica International with the American Arbitration Association related to payments owing to the Company under a previously terminated distribution agreement between the companies and revised financial statements for the third quarter ended September 30, 2003 based on the resolution of the arbitration.